Exhibit 99.3

FOXO Technologies Inc. Enters Into Business Combination Agreement with Delwinds Insurance Acquisition Corp.

FOXO aims to make longevity science fundamental to life insurance

FOXO applies epigenetic science and AI to commercialize saliva-based biomarkers that simplify the consumer underwriting journey and enhance the consumer value proposition

FOXO plans to launch proprietary life insurance products in 2022 that drive distribution and services platform offering saliva-based underwriting technology and consumer engagement

Transaction estimates a pre-money enterprise value of $369 million for FOXO

Investor call scheduled for February 25th at 10:00 a.m. ET

Minneapolis, MN & Houston, TX, Feb. 24, 2022 (GLOBE NEWSWIRE) --  FOXO Technologies Inc. (“FOXO”), a technology company applying epigenetic science and AI to modernize the life insurance industry, has entered into a definitive merger agreement with special purpose acquisition company Delwinds Insurance Acquisition Corp. (“Delwinds”) (NYSE: DWIN). As a result of the transaction, which values the combined company (the “Company”) at an estimated enterprise value of $369 million, FOXO is expected to become publicly listed and plans to trade on the NYSE under ticker symbol ‘FOXO’. Proceeds from the merger are expected to accelerate the development of FOXO’s platform to offer saliva-based epigenetic biomarker underwriting technology and consumer engagement services to the global life insurance industry.

The transaction, combined with recent capital raising actions by FOXO, is expected to raise up to $224 million in total gross cash proceeds, including up to $201 million of cash held in Delwinds’ trust account, assuming no redemptions by Delwinds public stockholders. Proceeds from the transaction will fund FOXO’s intended launch of proprietary products and services including life insurance accompanied by the FOXO Longevity Report™ that drive its distribution and services platform to create “Life Insurance Designed to Keep you Alive.”™

MODERNIZING UNDERWRITING WITH EPIGENTICS AND MACHINE LEARNING

According to LIMRA International, Inc., an international research association for life insurance and financial services companies, among the most significant current issues in the life insurance industry are the lengthy timelines and invasive blood and urine specimen requirements associated with underwriting. FOXO is at the forefront of commercializing proprietary saliva-based epigenetic biomarkers with a plan to create a simpler, smoother, non-invasive underwriting process. FOXO expects its seamless saliva based underwriting process to provide enhanced protective value and represent a step-change improvement to the global life insurance industry.

FOXO’s proprietary epigenetic biomarker technology is designed to address the same underwriting questions blood and urine specimens address today. Epigenetic biomarkers are chemical modifications, called DNA methylation, that alter gene expression from external stimuli such as lifestyle and environment. FOXO derives epigenetic biomarkers by applying advanced machine learning to identify patterns of DNA methylation at over 800,000 (CpG) sites along the epigenome that correlate to measures of health and wellness. FOXO uses micro-array technology developed and supplied by Illumina (NASDAQ: ILMN) and machine learning technology developed and supplied by DataRobot to commercialize its epigenetic biomarker technology. FOXO is also responsible for developing technology that supports epigenetic science, including the Infinium Mouse Methylation Array, developed in partnership with leading technical experts, and the open-source bioinformatics software package MethylSuite.

LONGEVITY SCIENCE FUNDAMENTAL TO LIFE INSURANCE

FOXO’s services platform will allow insurers to personalize the consumer experience and support the healthy longevity of their customers by integrating molecular health and wellness into life insurance. Life insurers have a vested interest in the health, wellness, and longevity of their customers. By aiming to make longevity science fundamental to life insurance, FOXO could enhance the core value proposition of life insurance by providing consumers immediate tangible value via the FOXO Longevity Report™.

The FOXO Longevity Report™ provides consumers with insights into rates of biological aging based on the ‘epigenetic clock’ developed by Dr. Steve Horvath at UCLA. In addition to the ‘epigenetic clock’, the FOXO Longevity Report™ includes proprietary epigenetic-based wellness measures to inform and support consumer health and longevity. FOXO’s services platform is designed to enable insurers to personalize their customers experience and interact with them at an individual level to support health and longevity. FOXO’s consumer engagement services, along with its saliva-based underwriting technology, will be marketed to carriers globally seeking to make longevity science fundamental to their products.

EXPANSION AND OPPORTUNITIES

COVID-19 is generating increased demand for life insurance with renewed concerns over health, wellness, and mortality. To address this opportunity and make longevity science a part of life insurance, FOXO intends to launch proprietary term insurance products through the FOXO Life Insurance Company (“FOXO LIFE”) (www.foxolife.com) in 2022.

FOXO LIFE aims to make its insurance products available for purchase through a seamless digital experience expected to be reinsured by SCOR Global Life USA Reinsurance Company (“SCOR”) (Standard & Poor’s AA- / Stable). FOXO LIFE’s insurance products will initially be underwritten using SCOR’s automated underwriting engine Velogica™ and serve as the workbench for incorporating saliva-based epigenetic biomarkers into the underwriting process. FOXO LIFE anticipates quickly expanding to sell a full suite of ‘longevity science powered’ life insurance products with carriers through managing general agency (“MGA”) relationships in the near term. FOXO LIFE also looks to market and sell insurance products through independent agent distribution channels that embrace saliva-based underwriting technology and healthy longevity as key market differentiators. FOXO intends to make life insurance easier to purchase, while supporting the healthy longevity of consumers, positioning FOXO to impact the recognized life insurance protection gap in the United States.

FOXO’s management team boasts years of combined experience in financial, health and wellness product creation and distribution, biotechnology, machine learning, software development and architecture. Upon the closing of the transaction, the Company’s board of directors is expected to include Illumina bioinformatics scientist Bret Barnes PhD and health technology entrepreneur Murdoc Khaleghi PhD, together with FOXO Founder and CEO Jon Sabes and Delwinds Chairman and CEO Andrew J. Poole. In addition, the members of FOXO’s scientific advisory board, which include epigenetic scientists Peter Laired, PhD and Hui Shen, PhD from the Van Andel Institute, and data scientist and AI researcher Randall Olson, PhD, from Absci are expected to continue as advisors to the Company.

MANAGEMENT COMMENTS

Jon Sabes, Founder and CEO of FOXO, said: “Our goal is to modernize life insurance by making advances in longevity science fundamental to the product itself. This transaction is transformative in our effort to support the industry’s effort to modernize in the face of accelerating advances in science and technology to reach more consumers at a time when interest in life insurance is at all-time highs.”

Erin Sharoni, Chief Product Officer of FOXO, said: “We’re using technology to identify and address the same risk factors that life insurance companies currently seek to identify and address with current, more invasive techniques. Our goal is for insurance applicants to soon be able to apply for life insurance and carriers will get the same, or better, risk information without engaging in a long, invasive process involving blood and urine specimen collection. Moreover, our modern technology platform may be used to help inform and direct consumers in supporting their own longevity. Epigenetic technology is creating significant opportunities in what is being called ‘The Biological Century’ to alter the trajectory of human health and lifespan.”

Brian Chen, PhD, Chief Scientific Officer of FOXO, said: “Science is beginning to accept aging is a disease that perhaps can be cured. FOXO is growing a portfolio of intellectual property around epigenetic biomarkers that correlate patterns of DNA methylation that measure individual rates of aging, health, and disease. Beyond using saliva-based epigenetic biomarkers to measure the very things life insurers use blood and urine to test for today, we intend to further consumers understanding of aging and what they can do to extend their health span.”

Bret Barnes, Director of FOXO, said: “FOXO’s vision to apply epigenetic science to life insurance underwriting is an exciting application of the technology. Using micro-arrays to analyze patterns of DNA methylation that correlate and measure current states of health and wellness represents an excellent use case of the technology platform. FOXO’s accomplished management team and scientific experts position the company well to achieve this vision. I look forward to working alongside Jon Sabes, his team and my fellow board members as we govern and lead FOXO and work toward commercial success.”

Andrew J. Poole, Chairman and CEO of Delwinds, said: “FOXO is aiming to modernize the life insurance industry with an unbending and disruptive vision of science and technology. FOXO will provide value to policyholders that goes beyond mortality coverage and introduces step-change underwriting technology. We look forward to working closely with FOXO and playing a part in enabling, fostering and commercializing health span for all.”

Transaction Overview and Use of Proceeds

The transaction, combined with recent capital raising actions by FOXO, is expected to raise up to $224 million in total gross cash proceeds, including up to $201 million of cash held in Delwinds’ trust account, assuming no redemptions by Delwinds public stockholders. FOXO’s recent capital raising transactions include a convertible debenture offering, led by institutional investors and joined by The Gray Insurance Company, generating a minimum of $22.5 million of cash proceeds to FOXO prior to consummation of the transaction. Proceeds from the transaction will fund FOXO’s launch of proprietary products and services using its distribution and services platform offering saliva-based underwriting technology and consumer engagement to the industry. The definitive agreement includes no minimum cash closing requirement and is expected to close in Q2 2022.

Andrew J. Poole, Chairman and CEO Delwinds, alongside Gray & Company, Inc. have committed to invest up to $10 million, subject to adjustment, in the form of cash or debt in the event that the Delwinds trust does not maintain at least $10 million in cash following satisfaction of redemptions. Further, FOXO has secured a $40 million committed equity facility (“Facility”) from CF Principal Investments LLC, an affiliate of Cantor Fitzgerald. Under the agreement, CF Principal Investments LLC will provide a Facility of up to $40 million for 36 months following the date when the U.S. Securities and Exchange Commission (the “SEC”) has declared effective a registration statement covering the common stock that will be included in the Facility or until the date on which the Facility has been fully utilized, if earlier. FOXO will control the timing of each drawdown under the Facility and has no minimum drawdown obligation.

Existing FOXO equity holders will roll 100% of their equity into the Company and 10.0 million of the merger consideration shares will be allocated to FOXO management pursuant to an earnout plan, subject to restrictions and forfeiture depending on satisfaction of post-closing performance milestones.

Upon closing of the transaction, the Company expects to trade on the NYSE under the symbol ‘FOXO’.

The transaction has been approved by the boards of directors of both Delwinds and FOXO. The transaction is expected to close in Q2 2022 and is subject to the approval of the stockholders of Delwinds and FOXO, the approval by the Arkansas Department of Insurance, and other customary closing conditions.

Advisors

Deutsche Bank Securities acted as exclusive financial advisor to FOXO. RBC Capital Markets acted as Exclusive Financial Advisor to Delwinds. RBC Capital Markets and Cantor Fitzgerald acted as Capital Markets Advisors to Delwinds.  Houlihan Lokey provided additional financial advice to the Delwinds board of directors. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC acted as placement agents for the convertible debenture and redemption backstop. Mitchell Silberberg & Knupp and Stinson LLP acted as legal advisors to FOXO. Ellenoff, Grossman & Schole LLP acted as legal advisor to Delwinds while Lamson, Dugan and Murray LLP acted as insurance regulatory counsel to Delwinds. Proskauer Rose LLP is serving as legal advisor to Cohen & Company Capital Markets.

Investor Call Information

FOXO and Delwinds will host a joint investor conference call to discuss the proposed transaction on Friday, February 25, 2022 at 10:00 a.m. ET.

To listen to the prepared remarks via telephone dial 1-844-512-2921 (U.S.) or 1-412-317-6671 (International) and an operator will assist you. A telephone replay will be available at 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), passcode: 1148924 through Friday, March 4th at 11:59 p.m. ET.

Additional information about the business combination, including a copy of the definitive agreement, will be provided in a Current Report on Form 8-K to be filed by Delwinds with the SEC and available at www.sec.gov.

For additional information about FOXO, visit the company page www.foxotechnologies.com. Investors can also access additional information about Delwinds at www.delwinds.com/investors.

About FOXO Technologies, Inc. (“FOXO”)

FOXO is a technology company aiming to make longevity science fundamental to life insurance. By applying epigenetic science and AI to commercialize saliva-based biomarkers, FOXO plans to simplify the consumer underwriting journey and enhance the consumer value proposition. FOXO’s platform will modernize the life industry with saliva-based underwriting technology and consumer engagement services. FOXO is the parent company of the FOXO Life Insurance Company. For more information about FOXO, visit www.foxotechnologies.com.

About Delwinds Insurance Acquisition Corp. (“Delwinds”)

Delwinds is a special purpose blank check company formed to effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). Delwinds’ Chairman and Chief Executive Officer is Andrew J. Poole. For more information on Delwinds, visit www.delwinds.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Delwinds intends to file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement  and a prospectus in connection with the proposed business combination (the “Transaction”) between Delwinds and FOXO.   STOCKHOLDERS OF DELWINDS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of Delwinds as of a record date to be established for voting on the proposed transaction. Shareholders and other interested persons will also be able to obtain copies of the Registration Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

The documents filed by Delwinds with the SEC also may be obtained free of charge at Delwinds’ website at www.delwinds.com/investors or upon written request to One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002.

Participants in the Solicitation

Delwinds and FOXO and their respective directors, executive officers and other members of management and employees  may be deemed to be participants in the solicitation of proxies from Delwinds’ shareholders in connection with the proposed transaction. Delwinds’ stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Delwinds in Delwinds’ Annual Report on Form10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021 and as amended on May, 17, 2021 and Delwinds’ other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between FOXO and Delwinds will be contained in the Registration Statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the proposed transaction and the future held by the respective management teams of Delwinds or FOXO, the anticipated benefits and the anticipated timing of the proposed transaction, future financial condition and performance of FOXO and expected financial impacts of and proceeds from the proposed transaction, the satisfaction of closing conditions to the proposed transaction, the level of redemptions by Delwinds’ public stockholders and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,”  “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,”  “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Delwinds’ securities, (ii) the risk that the proposed transaction may not be completed by Delwinds’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Delwinds, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the definitive agreement related to the business combination (the “Merger Agreement”) between Delwinds and FOXO by the stockholders of Delwinds, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the proposed transaction on FOXO’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of FOXO, (vii) the outcome of any legal proceedings that may be instituted against FOXO or against Delwinds related to the Merger Agreement or the proposed transaction, (viii) the ability to maintain the listing of Delwinds’ securities on a national securities exchange, (ix) changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors, changes in laws and regulations affecting FOXO’s business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) potential inability of FOXO to establish the managing general agency, insurance carrier or other relationships required to advance its goals or to achieve its commercialization and development plans, (xiii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Delwinds’ final initial public offering prospectus dated December 11, 2020. Delwinds’ Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021 and as amended on May 17, 2021, and risks and uncertainties indicated in the Registration Statement on Form S-4, when it is filed with the SEC, including those set forth under “Risk Factors” therein, and other documents filed or to be filed by Delwinds from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO and Delwinds assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither FOXO nor Delwinds gives any assurance that either FOXO or Delwinds, or the combined company, will achieve its expectations.

Contact Information

FOXO:

Investors
Robby Potashnick
cfo@foxotech.com
www.foxotechnologies.com/investors

Media
FOXO@astrskpr.com

Delwinds:

Investors
Hayley Locker
Hayley@delwinds.com
www.delwinds.com/investors

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